Exhibit 99.7


          Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement to which this Exhibit is attached is filed on its behalf.

March 31, 1995                      VIACOM INTERNATIONAL INC.

                                    By:  /s/ Michael D. Fricklas
                                       ---------------------------------------
                                        Name:   Michael D. Fricklas
                                        Title:  Senior Vice President,
                                                Deputy General Counsel


                                     VIACOM INC.

                                     By: /s/ Michael D. Fricklas
                                        --------------------------------------
                                        Name:   Michael D. Fricklas
                                        Title:  Senior Vice President,
                                                Deputy General Counsel


                              *
                   ------------------------------------------
                        Sumner M. Redstone, Individually


*By  /s/ Michael D. Fricklas
   --------------------------------
    Michael D. Fricklas
    Attorney-in-Fact
    under the Limited Power of
    Attorney filed as Exhibit 99.6
    hereto